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UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): November 3, 2015

Joe's Jeans Inc.
(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation)	0-18926 (Commission File Number)	11-2928178 (I.R.S. Employer Identification No.)

2340 South Eastern Avenue, Commerce, California 90040
(Address of principal executive offices) (Zip Code)

Registrant's telephone number, including area code: 323-837-3700

Not Applicable
Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☒
Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

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Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

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Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

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Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 8.01    Other Events.

Discontinued Operations

        Joe's Jeans Inc. (the "Company"), a Delaware corporation, is filing this Current Report on Form 8-K to retrospectively reclassify the presentation of its consolidated financial statements that were initially filed with the Securities and Exchange Commission ("SEC") on February 13, 2015 in the Company's Annual Report on Form 10-K for the year ended November 30, 2014 (the "Annual Report") to reflect its Joe's® brand, which historically has been reported as part of the Company's Wholesale and Retail segments, as a discontinued operation, held for sale as of August 31, 2015.

        The Joe's® business was sold in September 2015 and its assets and liabilities and results of operations have been reflected in discontinued operations in its Quarterly Report on Form 10-Q for the period ended August 31, 2015 filed with the SEC on October 13, 2015. Accordingly, the Company is revising and including in this Current Report on Form 8-K the following portions of the Annual Report: Selected Financial Data (Item 6) Management's Discussion and Analysis of Financial Condition and Results of Operations (Item 7) and Financial Statements and Supplementary Data (Item 8).

        In order to preserve the nature and character of the disclosures set forth in such items as originally filed in the Annual Report, no attempt has been made in this Current Report, and it should not be read, to modify or update disclosures as presented in the Annual Report to reflect events or occurrences after the date of the filing of the Annual Report, except for matters relating specifically to the retrospectively reclassification of the presentation described above. Therefore, this Current Report on Form 8-K should be read in conjunction with the Annual Report and the Company's filings made with the SEC subsequent to the filing of the Annual Report, including the quarterly reports on Form 10-Q for the quarterly periods ended February 28, 2015, May 31, 2015 and August 31, 2015.

Amended and Restated Merger Agreement

        As previously disclosed, on September 8, 2015, the Company entered into an agreement and plan of merger (the "Original Agreement") with RG Parent LLC ("RG") and JJ Merger Sub LLC ("Merger Sub"). On November 3, 2015, the Company entered into an amended and restated agreement and plan of merger (the "Amended and Restated Merger Agreement"), effective as of September 8, 2015, with RG and Merger Sub, which amends the Original Agreement to, among other things, require that RG's board of managers solicit written consent from RG's equity holders to enter into the transactions contemplated by the Amended and Restated Merger Agreement.

        A copy the Amended and Restated Merger Agreement is filed with this Current Report on Form 8-K as Exhibit 2.1 and is incorporated herein by reference. The foregoing description of the Amended and Restated Merger Agreement is qualified in its entirety by reference to the exhibit filed hereto.

Forward Looking Statements

        This Current Report on Form 8-K contains forward-looking statements within the meaning of the safe harbor provisions of the Private Securities Litigation Reform Act of 1995, as amended. The matters discussed in this Current Report on Form 8-K involve estimates, projections, goals, forecasts, assumptions, risks and uncertainties that could cause actual results or outcomes to differ materially from those expressed in the forward-looking statements. All statements in this Current Report on Form 8-K that are not purely historical facts are forward-looking statements, including statements containing the words "may," "will," "expect," "anticipate," "intend," "estimate," "continue," "believe," "plan," "project," "will be," "will continue," "will likely result" or similar expressions. Any forward-looking statement inherently involves risks and uncertainties that could cause actual results to differ materially from the forward-looking statements. Factors that would cause or contribute to such differences include, but are not limited to: the parties' ability to close the merger, including, the receipt and terms and conditions of any required governmental approval of the proposed merger that could reduce anticipated benefits or cause the parties to abandon the merger, the diversion of management's time and attention from the Company's ongoing business during this time period; the impact of the merger on the Company's stock price; the anticipated benefits of the merger on its financial results, business performance and product offerings; the Company's ability to successfully integrate the Robert Graham business and realize cost savings and any other synergies; the risk that the credit ratings of the combined company or its subsidiaries may be different from what the Company expects; continued acceptance of our product, product demand, competition, capital adequacy, general economic conditions and the potential inability to raise additional capital if required; the risk that the Company will be unsuccessful in gauging fashion trends and changing customer preferences; the risk that changes in general economic conditions, consumer confidence, or consumer spending patterns will have a negative impact on the Company's financial performance; the highly competitive nature of the Company's business in the United States and internationally and its dependence on consumer spending patterns, which are influenced by numerous other factors; the Company's ability to respond to the business environment and fashion trends; continued acceptance of the Company's brands in the marketplace; and other risks. The Company discusses certain of these factors more fully in its additional filings with the SEC, including its last annual report on Form 10-K and quarterly reports on Form 10-Q filed with the SEC, and this Current Report on Form 8-K should be read in conjunction with those reports, together with all of the Company's other filings, including its current reports on Form 8-K, through the date of this Current Report on Form 8-K. The Company urges you to consider all of these risks, uncertainties and other factors carefully in evaluating the forward-looking statements contained in this Current Report on Form 8-K.

        Any forward-looking statement is based on information current as of the date of this Current Report on Form 8-K and speaks only as of the date on which such statement is made, and the Company undertakes no obligation to update these statements to reflect events or circumstances after the date on which such statement is made. Readers are cautioned not to place undue reliance on forward-looking statements.

Additional Information about the Proposed Merger and Where to Find It

        In connection with the proposed merger, the Company is filing with the SEC a registration statement on Form S-4 that will include a proxy statement of the Company that also constitutes a prospectus of the Company, which proxy statement will be mailed or otherwise disseminated to the Company's stockholders when it becomes available. The Company also plans to file other relevant documents with the SEC regarding the proposed merger. INVESTORS ARE URGED TO READ THE PROXY STATEMENT/PROSPECTUS AND OTHER RELEVANT DOCUMENTS FILED WITH THE SEC IF AND WHEN THEY BECOME AVAILABLE, BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION. You may obtain a free copy of the proxy statement/prospectus (when it becomes available) and other relevant documents filed by the Company with the SEC at the SEC's website www.sec.gov. Copies of the documents filed by the Company will be available free of charge on its website at www.joesjeans.com or by contacting the individual listed below.

Certain Information Regarding Participants

        The Company and its directors and executive officers may be deemed to be participants in the solicitation of proxies in respect of the proposed merger. You can find information about the Company's executive officers and directors in the Company's Form 10-K/A filed with the SEC on March 30, 2015. Additional information regarding the interests of such potential participants will be included in the proxy statement/prospectus and other relevant documents filed with the SEC if and when they become available. You may obtain free copies of these documents from the Company by contacting the individual listed below.

No Offer or Solicitation

        This document shall not constitute an offer to sell or the solicitation of an offer to buy any securities, nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction. No offering of securities shall be made except by means of a prospectus meeting the requirements of Section 10 of the Securities Act of 1933, as amended.

Item 9.01.    Financial Statements and Exhibits.

(d)
Exhibits

2.1	*	Amended and Restated Agreement and Plan of Merger, effective as of September 8, 2015, by and among RG Parent LLC, JJ Merger Sub LLC and Joe's Jeans Inc.
23.1		Consent of Moss Adams LLP
23.2		Consent of Ernst & Young LLP
99.1		Item 6. Selected Financial Data
99.2		Item 7. Management's Discussion and Analysis of Financial Condition and Results of Operations
99.3		Item 8. Financial Statements and Supplementary Data
101
The following materials from Joe's Jeans Inc.'s Annual Report on Form 10-K for the year ended November 30, 2014, formatted in XBRL (eXtensible Business Reporting Language): (i) Consolidated Balance Sheets at November 30, 2014 and 2013; (ii) Consolidated Statements of Comprehensive (Loss) Income for the years ended November 30, 2014, 2013 and 2012; (iii) Consolidated Statements of Stockholders' Equity for the years ended November 30, 2014, 2014 and 2013; (iv) Consolidated Statements of Cash Flows for the years ended November 30, 2014, 2013 and 2012; and (v) Notes to Consolidated Financial Statements

*
Schedules and exhibits omitted pursuant to Item 601(b)(2) of Regulation S-K. The Company agrees to furnish supplementally a copy of any omitted schedule to the SEC upon request.

 SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Joe's Jeans Inc.
November 3, 2015	By:	/s/ SAMUEL J. FURROW
		Name:	Samuel J. Furrow
		Title:	Interim Chief Executive Officer and Chairman of the Board of Directors

 EXHIBIT INDEX

Exhibit No.		Description
2.1	*	Amended and Restated Agreement and Plan of Merger, effective as of September 8, 2015, by and among RG Parent LLC, JJ Merger Sub LLC and Joe's Jeans Inc.
23.1		Consent of Moss Adams LLP
23.2		Consent of Ernst & Young LLP
99.1		Item 6. Selected Financial Data
99.2		Item 7. Management's Discussion and Analysis of Financial Condition and Results of Operations
99.3		Item 8. Financial Statements and Supplementary Data
101
The following materials from Joe's Jeans Inc.'s Annual Report on Form 10-K for the year ended November 30, 2014, formatted in XBRL (eXtensible Business Reporting Language): (i) Consolidated Balance Sheets at November 30, 2014 and 2013; (ii) Consolidated Statements of Comprehensive (Loss) Income for the years ended November 30, 2014, 2013 and 2012; (iii) Consolidated Statements of Stockholders' Equity for the years ended November 30, 2014, 2014 and 2013; (iv) Consolidated Statements of Cash Flows for the years ended November 30, 2014, 2013 and 2012; and (v) Notes to Consolidated Financial Statements

*
Schedules and exhibits omitted pursuant to Item 601(b)(2) of Regulation S-K. The Company agrees to furnish supplementally a copy of any omitted schedule to the SEC upon request.

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  ITEM 8.01 Other Events.
  Item 9.01. Financial Statements and Exhibits.
SIGNATURES
EXHIBIT INDEX